EXHIBIT K

                                             LENDER ASSIGNMENT AGREEMENT

                                                                                                                                     ____ __, ____

To:       The Titan Corporation,

  as Borrower

Credit Suisse First Boston,

  as Administrative Agent

THE TITAN CORPORATION

Gentlemen and Ladies:

We refer to clause (a)(iv) of Section 11.11 of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Titan Corporation, a Delaware corporation (the “Borrower”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Credit Suisse First Boston, as administrative agent for the Lenders (the “Administrative Agent”), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

As of ____ __, ____ (the “Assignment Date”), [Name of Lender] (the “Assignor”) irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to [Name of Assignee] (the “Assignee”) and the Assignee irrevocably purchases from the Assignor that portion of the Loans and Commitments of the Assignor as set forth in Schedule I hereto (the “Assigned Portion”) so that after giving effect to the foregoing assignment and delegation, the Assignor’s and the Assignee’s Percentages for the purposes of the Credit Agreement and each other Loan Document will be as set forth on Schedule I hereto.

In addition, this agreement constitutes notice to each of you, pursuant to clause (a)(iii) of Section 11.11 of the Credit Agreement, of the assignment and delegation to the Assignee of the Assigned Portion of the Credit Extensions and Commitments of the Assignor outstanding under the Credit Agreement as of the Assignment Date.

From and after the Assignment Date, the Administrative Agent shall make all payments in respect of the Assigned Portion (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Assignment Date and to the Assignee for amounts which have accrued subsequent to the Assignment Date.  The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Assignment Date or with respect to the making of this assignment directly between themselves.

The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder.  The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Administrative Agent.

The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion.  Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by any Lender of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.  The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement.  In addition, the Assignee independently and without reliance upon the Assignor, the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith.

Except as otherwise provided in the Credit Agreement, effective as of the Assignment Date

(a)  the Assignee

(i)  shall be deemed automatically to have become a party to the Credit Agreement and shall have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

(ii)  agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

(b)  the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

[The parties hereto understand that no processing fee of the type referred to in Section 11.11(a) of the Credit Agreement shall be due in connection with this Assignment.]

[The Assignor and the Assignee hereby agree that the [Assignor][Assignee] will pay to the Administrative Agent the processing fee referred to in Section 11.11(a) of the Credit Agreement.]

The Assignee hereby advises each of you that the Assignee’s administrative details with respect to the assigned Credit Extensions and Commitments are on file with the Administrative Agent and requests the Administrative Agent to acknowledge receipt of this document.

The Assignee agrees (for the benefit of the Assignor, the Borrower and the Administrative Agent) to furnish, if required by clause (e) of Section 4.6 of the Credit Agreement, the applicable Internal Revenue Service forms or other forms required thereunder no later than the date of acceptance hereof by the Administrative Agent.  In addition, the Assignee represents and warrants (for the benefit of the Assignor, the Borrower and the Administrative Agent) that, under applicable law and treaties in effect as of the date hereof, no United States federal taxes will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee in respect of the Credit Agreement.

Notwithstanding any other provisions hereof, if the consents of the Borrower and the Administrative Agent are required under Section 11.11(a) of the Credit Agreement, the assignment and delegation contemplated in this agreement shall not be effective unless such consents shall have been obtained and in any event no such assignment and delegation shall be effective unless and until such assignment has been recorded in the Register by the Administrative Agent.

This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Lender Assignment Agreement as of the date first written above.

                                                                      [ASSIGNOR]

                                                                      By:

                                                                      Name:

                                                                      Title:

                                                                      [ASSIGNEE]

                                                                      By:

                                                                      Name:

                                                                      Title:

ACCEPTED AND AGREED TO:

CREDIT SUISSE FIRST BOSTON,

  as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

THE TITAN CORPORATION

By:

Name:  Ray Guillaume

Title:  Assistant Treasurer

                                                                                                                                                                                                                      SCHEDULE I

                                                                                                  LENDER INFORMATION

LENDER	PERCENTAGE	DOMESTIC OFFICE	LIBOR OFFICE
[ASSIGNOR], as Assignor	[ ] Loans................................... %	ON FILE WITH ADMINISTRATIVE AGENT	ON FILE WITH ADMINISTRATIVE AGENT
[ASSIGNEE], as Assignee	[ ] Loans.................................. %	[ ] Attn: [ ] Tel.: [ ] Fax: [ ]	[ ] Attn: [ ] Tel.: [ ] Fax: [ ]

Wiring Instructions for the Assignee:

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